                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event             January , 2002
reported)                               ----------------------------------------

                          PSF GROUP HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                   333-64180             43-1818535
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)

423 West 8th Street, Suite 200, Kansas City,   Missouri         64105
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (816) 472-7675
area code                                   ------------------------------------

                                      None
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On January 29, 2002, PSF Group Holdings, Inc. issued an earnings release announcing results for the third quarter of fiscal 2002.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

            Number            Description
            ------            -----------

            99.1              Press  Release issued January 29, 2002 by
                              PSF Group Holdings, Inc.

                                  SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the  registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PSF GROUP HOLDINGS, INC.
                                    ------------------------
                                          (Registrant)

DATE:  January 30, 2002             /s/ Dennis D. Rippe
      --------------------------    ------------------------------
                                    Dennis D. Rippe
                                    Vice President and Controller

                                EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

  99.1         Press release issued January 29, 2002 by PSF Group Holdings, Inc.